Share-based payments	12 Months Ended
Dec. 31, 2021
Share-based payments
Share based payments

20.        Share-based payments

In 2014, an equity-settled share-based payment program was established by Affimed N.V. (ESOP 2014).

Under this program, the Group granted awards to certain members of the Management Board, the Supervisory Board, non-employee consultants and employees.

Share-based payments with service condition

The majority of the awards vest in installments over three years and can be exercised up to 10 years after the grant date. In 2021 and 2020, the Group granted 4,131,076 and 2,607,809 awards, respectively, to employees, the Management Board and Supervisory Board.

In 2021, 385,355 ESOP 2014 awards were cancelled or forfeited due to termination of employment or termination of consulting agreements with non-employees (2020: 247,684), and 1,114,061 options were exercised at an average exercise price of $3.13 (2020: 1,624,351 options were exercised at an average exercise price of $2.19).

As of December 31, 2021, 10,675,001 ESOP 2014 awards were outstanding (December 31, 2020: 8,043,341), 5,422,591 awards (December 31, 2020: 4,712,122) were vested. The options outstanding at December 31, 2021 had an exercise price in the range of $1.30 to $13.47 (2020: $1.30 to $13.47), a weighted average remaining contractual life of 7.7 years (2020: 7.4 years) and a weighted average exercise price of $5.21. In 2021 and 2020, the Group estimated an annual forfeiture rate of 4.0% for unvested options.

Share-based payments with market condition

On April 20, 2018, Affimed issued 240,000 options, of which each grant consists of three tranches that vest when the volume-weighted average share price (measured based on Affimed closing share prices over the preceding fifteen trading days) reaches a certain hurdle ($6.15, $8.20 and $10.25). Fair value of the awards at grant date amounts to €133 ($164 thousand) and the contractual lifetime of the options is two years. As of December 31, 2020 no options were exercisable and the term of the options expired in 2020.

Share-based payment expense

In 2021, an expense of €11,820 was recognized affecting research and development expenses (€5,892) and general and administrative expenses (€5,928). In 2020, an expense of €3,381 was recognized affecting research and development expenses (€1,524) and general and administrative expenses (€1,857). In 2019, an expense of €2,469 was recognized affecting research and development expenses (€904) and general and administrative expenses (€1,565).

Fair value measurement

The fair value of options was determined using the Black-Scholes-Merton valuation model. The significant inputs into the valuation model of share based payment grants with service conditions are as follows (weighted average):

	2021	2020
Fair value at grant date	$6.18	$2.38
Share price at grant date	$8.18	$3.18
Exercise price	$8.18	$3.18
Expected volatility	95%	93%
Expected life	5.9	5.9
Expected dividends	0.0	0.0
Risk-free interest rate	1.14%	0.89%

Expected volatility is estimated based on the observed daily share price returns of Affimed measured over a historic period equal to the expected life of the awards.

The risk-free interest rates are based on the yield to maturity of U.S. Treasury strips (as best available indication for risk-free rates), for a term equal to the expected life, as measured as of the Grant Date.